LSB INDUSTRIES, INC.                                           Exhibit 11.1
                                                                     Page 1 of 6
       PRIMARY EARNINGS PER SHARE COMPUTATION

                                                         1993 quarter ended
                                             ------------------------------------------
                                             March 31    June 30    Sept. 30     Dec 31
                                             --------    -------    --------     ------
Shares for primary earnings per share:
  Weighted average shares:
    Common shares outstanding from
      beginning of period                   7,393,674  12,706,305   12,894,505   13,314,904
    Common shares issued on conversion
  of redeemable preferred stock;
  calculated on weighted average
  basis                                         1,070         100           80          450
    Common shares issued on conversion
      of convertible preferred stock;
  calculated on weighted average
  basis                                     1,304,070           -            -            -
    Common shares issued upon exercise
  of employee or director stock
  options; calculated on weighted
  average basis                                19,500      114,951     392,170      226,147
    Purchases of treasury stock;
  calculated on weighted average
  basis                                             -            -     (69,541)     (25,050)
    Sale of stock; calculated on
       weighted average basis                   5,843            -           -            -
                                            ---------   ----------   ----------   ---------
                                            8,724,157   12,821,356  13,217,214   13,516,450

Common Stock equivalents:
    Shares issuable upon exercise of
  options and warrants (including
  the weighted average for shares
  subject to options and warrants
  granted during the period)                2,069,776    1,940,325   1,475,106    1,118,493
    Assumed repurchase of outstanding
  shares up to the 20% limitation
  (based on average market price
  for the period)                            (513,253)    (446,403)   (313,033)    (272,252)
    Common shares issuable on conversion
  of redeemable preferred stock,
  excluding shares included above
  on actual conversion                         67,810       66,640      66,460       65,930
                                           ----------   ----------   ----------   ---------
                                            1,624,333    1,560,562   1,228,533      912,171
                                           ----------  ----------   ----------    ---------
                                           10,348,490   14,381,918  14,445,747   14,428,621
                                          ===========  ===========  ==========   ==========

Earnings for primary earnings
  per share:
  Net earnings                            $ 2,657,133  $ 5,758,100 $ 2,423,644    1,560,567
  Dividends on cumulative preferred
  stocks                                      (77,220)     (60,000)    (60,000)     (60,000)
  Dividends on convertible, exchange-
    able Class C preferred stock (6.5%
    annually beginning June 16, 1993),
    $.18 per share on June 15,1993                  0     (290,183)   (747,500)    (747,500)
                                           ----------   ----------  ----------    ---------
 Earnings applicable to common stock      $ 2,579,913  $ 5,407,917 $ 1,616,144      753,067
                                           ==========   ==========   ========== ===========

 Earnings per share                              $.25         $.38        $.11         0.05
                                           ==========    =========   ========== ===========



                                                 Year Ended          page 2 of 6
                                              December 31, 1993
                                             -----------------
Net Earnings                                    10,357,041
                                                ==========
Weighted Average number of common and
  common equivalent shares (Average of
  four quarters above)                          13,401,194
                                                ==========
Earnings per share                                     .77
                                                ==========

              LSB INDUSTRIES, INC.                                  ExhibIT 11.1
                                                                     Page 3 of 6
    FULLY DILUTED EARNINGS PER SHARE COMPUTATION
                                                             1993 quarter ended
                                              -------------------------------------------------
                                               March 31      June 30        Sept. 30      Dec. 31
                                              ----------   ----------      ----------     -------

Shares for fully diluted earnings per
  share:
  Weighted average shares outstanding
    for primary earnings per share              8,724,157    12,821,356    13,217,214     13,516,450
  Shares issuable upon exercise of
    options and warrants                        2,069,776     1,940,325     1,475,106      1,118,493
  Assumed repurchase of outstanding
   shares up to the 20% limitation
   (based on ending market price
    for the quarter if greater than
    the average)                                 (495,004)     (408,527)     (308,015)      (272,252)
  Common shares issuable on conversion
    of redeemable preferred stock,
    excluding shares included above on
     actual conversion                             67,810        66,640        66,460         65,930
  Common shares issuable upon conversion
     of convertible note payable                    4,000         4,000         4,000          4,000
  Common shares issuable upon conversion
     of convertible preferred stock, if
     dilutive, from date of issue:
      Series B                                    666,666       666,666       666,666        666,666
      Series 1, net of shares
    held in treasury                            3,748,470             -             -              -
      Series 2                                          -     1,494,489             -              -
                                               ----------    ----------    ----------     ----------
                                               14,785,875    16,584,949    15,121,431     15,099,288
                                               ==========    ==========    ==========     ==========
Earnings for fully diluted earnings
  per share:
  Net earnings                                $ 2,657,133    $5,758,100   $ 2,423,644      1,560,567
  Interest on convertible note                        180           180           180            180
  Dividends on cumulative preferred
    stocks                                              -             -      (747,500)      (747,500)
                                               ----------    ----------     ---------      ---------
  Earnings applicable to common stock         $ 2,657,313   $ 5,758,280    $1,676,324        813,247
                                               ==========    ==========     =========        =======

   Earnings per share                                $.18          $.35          $.11           0.05
                                               ==========    ==========    ==========     ==========

                                                           Year ended
                                                           December 31, 1993
                                                          -------------------

Net earnings                                               $10,905,164
                                                           ===========
Weighted average number of common and common
  equivalent shares (average of four quarters
  above)                                                    15,397,886
                                                            ===========
Earnings per share                                                $.71
                                                            ===========

              LSB INDUSTRIES, INC.                                  Exhibit 11.1
                                                                     Page 4 of 6
    PRIMARY EARNINGS PER SHARE COMPUTATION

                                                    1992 quarter ended
                                            ----------------------------------------------
                                            March 31     June 30     Sept. 30     Dec. 31
                                            --------     -------     --------     -------

Shares for primary earnings per share:
  Weighted average shares:
    Common shares outstanding from
      beginning of period                  5,422,140    5,458,220    5,611,456    7,049,274
    Common shares issued on conversion
  of redeemable preferred stock;
  calculated on weighted average
  basis                                          540         810           810        1,000
    Common shares issued on conversion
  of convertible preferred stock;
  calculated on weighted average
  basis                                            -      35,808       229,133       87,305
    Common shares issued upon exercise
  of employee or director stock
  options; calculated on weighted
  average basis                               17,500      40,000       633,870       89,342
    Purchases of treasury stock;
  calculated on weighted average
  basis                                            -           -      (144,904)      (5,447)
                                           ---------   ---------     ---------    ---------
                                           5,440,180   5,534,838     6,330,365    7,221,474
Common Stock equivalents:
    Shares issuable upon exercise of
  options and warrants (including
  the weighted average for shares
  subject to options and warrants
  granted during the period)               3,314,700   3,484,700     2,937,830    2,164,618
    Assumed repurchase of outstanding
  shares up to the 20% limitation
  (based on average market price for
  the period)                             (1,084,428) (1,091,644)   (1,004,117)    (782,469)
    Common shares issuable on conversion
  of redeemable preferred stock,
  excluding shares included above
  on actual conversion                        73,040      73,310        71,690       69,880
                                           ---------   ---------     ---------    ---------
                                           2,303,312   2,466,366     2,055,403    1,452,029
                                           ---------   ---------     ---------    ---------
                                           7,743,492   8,001,204     8,335,768    8,673,503
                                           =========   =========     =========    =========

Earnings for primary earnings per share:
  Net earnings                             1,108,429   4,275,814     2,096,846    1,773,977
  Interest reduction attributable to
    assumed retirement of debt with
    proceeds from exercise of options
    and warrants in excess of the
    proceeds required to buy back
    20% of outstanding shares                130,825     106,619             -            -
  Dividends on cumulative preferred
    stocks                                  (494,120)   (470,420)     (438,987)    (424,733)
                                           ---------   ---------     ---------    ---------

 Earnings applicable to common stock         745,134   3,912,013     1,657,859    1,349,244
                                           =========   =========     =========    =========

 Earnings per share                             $.10        $.49          $.20         $.16
                                           =========   =========     =========    =========


                    LSB INDUSTRIES, INC.                            Exhibit 11.1
                                                                   Page 5  of  6
         PRIMARY EARNINGS PER SHARE COMPUTATION


                                                         Year ended
                                                      December 31, 1993
                                                      -----------------

Net earnings                                               $7,664,250
                                                        =============

Weighted average number of common and common
  equivalent shares (average of four quarters
  above)                                                    8,188,492
                                                        =============

Earnings per share                                               $.94
                                                        =============



              LSB INDUSTRIES, INC.                                  Exhibit 11.1
                                                                     Page 6 of 6
    FULLY DILUTED EARNINGS PER SHARE COMPUTATION

                                                      1992 quarter ended
                                             ----------------------------------------------
                                                March 31     June 30     Sept. 30     Dec. 31
                                                --------     -------     --------     -------

Shares for fully diluted earnings
  per share:
  Weighted average shares outstanding
    for primary earnings per share              5,440,180    5,534,838   6,330,365   7,221,474
  Shares issuable upon exercise of
    options and warrants                        6,614,700    3,484,700   2,937,830   2,164,618
  Assumed repurchase of outstanding
    shares up to the 20% limitation
    (based on ending market price for
    the quarter if greater than the
    average                                    (1,084,428)  (1,091,644)   (974,232)   (693,552)
  Common shares issuable on conversion
    of redeemable preferred stock,
    excluding shares included above
    on actual conversion                           73,040       73,310      71,690      69,880
  Common shares issuable upon conversion
    of convertible note payable                     4,000        4,000       4,000       4,000
  Common shares issuable upon conversion
    of convertible preferred stock,
    if dilutive, from date of issue:
      Series B                                    666,666      666,666     666,666     666,666
      Series 1, net of shares held
   in treasury                                  5,757,054    5,721,243   5,479,142   5,139,845
                                               ----------   ----------  ----------  ----------
                                               14,171,212   14,393,113  14,515,461  14,572,931
                                               ==========   ==========  ==========  ==========
Earnings for fully diluted
  earnings per share:
    Net earnings                              $ 1,108,429  $ 4,275,814 $ 2,096,846   1,773,977
    Interest reduction attributable
      to assumed retirement of debt
      with proceeds from exercise of
      options and warrants in excess
      of the proceeds required to buy
      back 20% of outstanding shares              109,645       78,901           -           -
  Interest on convertible note                        250          250         180         180
  Dividends on cumulative preferred
    stocks                                              -            -           -           -
                                               ----------   ----------  ----------   ---------
  Earnings applicable to common stock           1,218,324    4,345,965   2,097,026   1,774,157
                                               ==========   ==========  ==========   =========

   Earnings per share                                $.09        $.30         $.14        $.12
                                                    =====       =====        =====       =====

                                                           Year ended
                                                          December 31, 1992
                                                          ------------------

Net earnings                                                $ 9,444,472
                                                            ===========

Weighted average number of common and common
  equivalent shares (average of four quarters
  above)                                                     14,413,179
                                                            ===========

Earnings per share                                                 $.66
                                                                   ====